UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2013

Stoneridge, Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-13337	34-1598949
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9400 East Market Street
Warren, Ohio		44484
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 856-2443

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On February 7, 2013, Stoneridge, Inc. (the “Company”) issued a press release announcing full year 2013 earnings guidance and a fourth quarter 2012 results update. A copy of the press release is attached as Exhibit 99.1. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The press release contains certain non-generally accepted accounting principles (GAAP) financial measures including free cash flow and earnings before income taxes, depreciation and amortization (“EBITDA”) margin which are defined in Exhibit 99.1.

Management believes that presentation of the non-GAAP financial measures used in the press release are useful to both management and investors in their analysis of the Company’s financial position, results of operations and expected results of operations. Management believes that EBITDA margin is a meaningful measure of performance as it is commonly utilized by management and the investment community to analyze operating performance in our industry. Management believes that free cash flow is useful in analyzing our ability to service and repay debt. Management also believes that investors should have available the same information that management uses to assess operating performance. These non-GAAP measures, however, should not be considered in isolation or as a substitute for the most comparable GAAP measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies. Free cash flow should not be considered a substitute for cash provided by (used for) operating activities, or other cash flow statement data prepared in accordance with GAAP, or as a measure of financial position or liquidity.

Item 9.01    Financial Statements and Exhibits

Exhibits

1.	Press release dated February 7, 2013 announcing full year 2013 earnings guidance and a fourth quarter 2012 results update.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: February 11, 2013	/s/ George E. Strickler
George E. Strickler, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 7, 2013 announcing full year 2013 earnings guidance and a fourth quarter 2012 results update.